                                                                    EXHIBIT 10.3

                             STOCK ESCROW AGREEMENT

            STOCK ESCROW AGREEMENT, dated as of ___________ ___, 2006
("Agreement") by and among Vector Intersect Security Acquisition Corp., a
Delaware corporation ("Company"), the undersigned parties listed as Initial
Stockholders on the signature page hereto (collectively, the "Initial
Stockholders") and American Stock Transfer & Trust Company as escrow agent ( the
"Escrow Agent").

            WHEREAS, the Company has entered into an Underwriting Agreement, dated _______ __, 2006 ("Underwriting Agreement") with Rodman & Renshaw, LLC, as representative ("Rodman") of the underwriters named therein and with such other underwriters (collectively, the "Underwriters") in connection with a public offering (the "Public Offering") by the Company of Units (as hereafter defined), pursuant to which, among other matters, the Underwriters have agreed to purchase up to 8,517,188 units ("Units") of the Company, each consisting of one share of the Company's Common Stock, par value $.001 per share (the "Common Stock"), and one Warrant (a "Warrant"). Each Warrant evidences the right of the holder thereof to purchase one share of Common Stock for $5.00, subject to adjustment, as described in the Warrant Agreement dated as of _________, 2006 by and between the Company and American Stock Transfer & Trust Company as Warrant Agent; and

            WHEREAS, the Company has entered into a Placement Unit Purchase
Agreement dated ____________, 2006 (the "Placement Agreement") pursuant to which the Company has agreed to sell to Yaron Eitan, Winston Churchill and SCP Private
Equity Management Company LLC, 93,750 Units in a private placement to be consummated concurrently with the Public Offering (the "Private Placement"); and

            WHEREAS, the Initial Stockholders have agreed, as a condition of the
Underwriters' obligation to purchase the Units pursuant to the Underwriting
Agreement and to offer them to the public, to deposit all of the shares of
Common Stock owned by them prior to the consummation of the Public Offering and the Private Placement, which amounts are set forth opposite their respective names in Schedule A attached hereto (collectively "Escrow Shares"), in escrow as hereinafter provided; and

            WHEREAS, the Company and the Initial Stockholders desire that the
Escrow Agent accept the Escrow Shares, in escrow, to be held and disbursed as hereinafter provided.

            NOW, THEREFORE, IT IS AGREED:

      1.    Appointment of Escrow Agent. The Company and the Initial
Stockholders hereby appoint the Escrow Agent to act in accordance with and subject to the terms of this Agreement and the Escrow Agent hereby accepts such appointment and agrees to act in accordance with and subject to such terms.

      2.    Deposit of Escrow Shares. Prior to the date of the consummation of the Private Placement and the Public Offering, each of the Initial Stockholders shall deliver to the Escrow Agent certificates representing his or her respective Escrow Shares to be held and disbursed

subject to the terms and conditions of this Agreement. Each Initial Stockholder acknowledges and agrees that the certificates representing his or her Escrow
Shares will be legended to reflect the deposit of such Escrow Shares under this
Agreement.

      3.    Disbursement of the Escrow Shares. The Escrow Agent shall hold the
Escrow Shares until the earliest of (i) the date which is one year after the date on which the Company consummates its initial Business Combination (as hereinafter defined), (ii) the date on which any Business Combination consummated by the Company results in a Change of Control (as hereinafter defined) of the Company or (iii) the date on which the Company receives the approval of the holders of not less than a majority of the outstanding shares of the Company's Common Stock to a release of the Escrow Shares from the escrow established in accordance with the terms of this Agreement ("Escrow Period").
Following the termination of the Escrow Period, the Escrow Agent shall, upon written instructions from each Initial Stockholder, disburse each of the Initial
Stockholder's Escrow Shares to such Initial Stockholder; provided, however, that if the Escrow Agent is notified by the Company pursuant to Section 6.7 hereof that the Company is being liquidated at any time during the Escrow Period, then the Escrow Agent shall promptly destroy the certificates representing the Escrow
Shares; provided further, that if, after the Company consummates a Business
Combination, it (or the surviving entity) subsequently consummates a liquidation, merger, stock exchange or other similar transaction which results in all of its stockholders of such entity having the right to exchange their shares of Common Stock for cash, securities or other property, then the Escrow
Agent will, upon receipt of a certificate, executed by the Chairman, Chief
Executive Officer or Chief Financial Officer of the Company, in form reasonably acceptable to the Escrow Agent, that such transaction is then being consummated, release the Escrow Shares to the Initial Stockholders upon consummation of such transaction so that they can similarly participate. The Escrow Agent shall have no further duties hereunder after the disbursement or destruction of the Escrow
Shares in accordance with this Section 3. For purposes of this Agreement, the term "Business Combination" shall mean a merger, capital stock exchange, asset or stock acquisition or other similar business combination with one or more
Target Businesses (as hereinafter defined) having a fair market value of at least 80% of the Company's net assets at the time of such acquisition. For purposes of this Agreement, the term "Target Business" shall mean an operating business based either in the United States or abroad that conducts business in the homeland security, national security and/or command and control industries or a business relating to the manufacture of products for use in such industries. For purposes of this Agreement, the term "Change of Control" shall mean a consolidation or merger involving the Company where the stockholders at the Company immediately prior to such transaction hold less than 50% of the voting stock of the surviving entity.

      4.    Rights of Initial Stockholders in Escrow Shares.

            4.1.  Voting Rights as a Stockholder. Subject to the terms of the
Insider Letter described in Section 4.4 hereof and except as herein provided, the Initial Stockholders shall retain all of their rights as stockholders of the
Company during the Escrow Period, including, without limitation, the right to vote such shares.

            4.2.  Dividends and Other Distributions in Respect of the Escrow
Shares. During the Escrow Period, all dividends payable in cash with respect to the Escrow Shares shall

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be paid to the Initial Stockholders, but all dividends payable in stock or other non-cash property ("Non-Cash Dividends") shall be delivered to the Escrow Agent to hold in accordance with the terms hereof. As used herein, the term "Escrow
Shares" shall be deemed to include the Non-Cash Dividends distributed thereon, if any.

            4.3.  Restrictions on Transfer. During the Escrow Period, no sale, transfer or other disposition may be made of any or all of the Escrow Shares except (i) by gift to a member of Initial Stockholder's immediate family or to a trust or other entity, the beneficiary of which is an Initial Stockholder or a member of an Initial Stockholder's immediate family, or (ii) by virtue of the laws of descent and distribution upon death of any Initial Stockholder, (iii)
pursuant to a qualified domestic relations order; provided, however, that such permissive transfers may be implemented only upon the respective transferee's written agreement to be bound by the terms and conditions of this Agreement and of the Insider Letter signed by the Initial Stockholder transferring the Escrow
Shares. During the Escrow Period, no Initial Stockholder shall pledge or grant a security interest in his, her or its Escrow Shares or grant a security interest in his, her or its rights under this Agreement.

            4.4.  Insider Letters. Each of the Initial Stockholders has executed a letter agreement with Rodman and the Company, dated as indicated on Schedule A hereto ("Insider Letter"), and which is filed as an exhibit to the Company's
Registration Statement on Form S-1, Registration No. 333-127644 with respect to the Units to be issued in the Public Offering (the "Registration Statement"),
respecting the rights and obligations of such Initial Stockholder in certain events, including but not limited to the liquidation of the Company.

      5.    Concerning the Escrow Agent.

            5.1.  Good Faith Reliance. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The
Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall have given its prior written consent thereto.

            5.2.  Indemnification. The Escrow Agent shall be indemnified and held harmless by the Company from and against any expenses, including counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or other proceeding involving any claim which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Escrow Agent hereunder, or the Escrow Shares held by it hereunder, other than expenses or losses arising from the gross negligence or willful misconduct of the Escrow Agent. Promptly after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the
Escrow Agent shall notify the

                                        3

other parties hereto in writing. In the event of the receipt of such notice, the
Escrow Agent, in its sole discretion, may commence an action in the nature of interpleader in an appropriate court to determine ownership or disposition of the Escrow Shares or it may deposit the Escrow Shares with the clerk of any appropriate court or it may retain the Escrow Shares pending receipt of a final, non appealable order of a court having jurisdiction over all of the parties hereto directing to whom and under what circumstances the Escrow Shares are to be disbursed and delivered. The provisions of this Section 5.2 shall survive in the event the Escrow Agent resigns or is discharged pursuant to Sections 5.5 or
5.6 below.

            5.3.  Compensation. The Escrow Agent shall be entitled to reasonable compensation from the Company for all services rendered by it hereunder, as set forth on Exhibit A hereto. The Escrow Agent shall also be entitled to reimbursement from the Company for all expenses paid or incurred by it in the administration of its duties hereunder including, but not limited to, all counsel, advisors' and agents' fees and disbursements and all taxes or other governmental charges.

            5.4.  Further Assurances. From time to time on and after the date hereof, the Company and the Initial Stockholders shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do or cause to be done such further acts as the Escrow Agent shall reasonably request to carry out more effectively the provisions and purposes of this
Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

            5.5.  Resignation. The Escrow Agent may resign at any time and be discharged from its duties as escrow agent hereunder by its giving the other parties hereto written notice and such resignation shall become effective as hereinafter provided. Such resignation shall become effective at such time that the Escrow Agent shall turn over to a successor escrow agent appointed by the
Company and approved by Rodman, the Escrow Shares held hereunder. If no new escrow agent is so appointed within the 60 day period following the giving of such notice of resignation, the Escrow Agent may deposit the Escrow Shares with any court it deems appropriate.

            5.6.  Discharge of Escrow Agent. The Escrow Agent shall resign and be discharged from its duties as escrow agent hereunder if so requested in writing at any time by the Company and a majority of the Initial Stockholders, jointly, provided, however, that such resignation shall become effective only upon acceptance of appointment by a successor escrow agent as provided in
Section 5.5.

            5.7.  Liability. Notwithstanding anything herein to the contrary, the Escrow Agent shall not be relieved from liability hereunder for its own gross negligence or its own willful misconduct.

      6.    Miscellaneous.

            6.1.  Governing Law. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York. Each of the parties hereby agrees that any action, proceeding or claim against it arising out of or

                                        4

relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the
Southern District of New York (each, a "New York court"), and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each of the parties hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. [Each of ________________________,
___________________________ and _____________________ (together, the "Non-U.S.
Initial Stockholders") has appointed ________________ as its authorized agent
(the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court. Such appointment shall be irrevocable. The Company and the Non-U.S. Initial Stockholders represent and warrant that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized
Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the respective Non-U.S. Initial
Stockholder.]

            6.2.  Third-Party Beneficiaries. Each of the Initial Shareholders
hereby acknowledges that Rodman is a third-party beneficiary of this Agreement and this Agreement may not be modified or changed without the prior written consent of Rodman.

            6.3.  Entire Agreement. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and, except as expressly provided herein, may not be changed or modified except by an instrument in writing signed by the party to the charged.

            6.4.  Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation thereof.

            6.5.  Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their legal representatives, successors and assigns.

            6.6.  Notices. Any notice or other communication required or which may be given hereunder shall be in writing and either be delivered personally or by private national courier service, or be mailed, certified or registered mail, return receipt requested, postage prepaid, and shall be deemed given when so delivered personally or, if sent by private national courier service, on the next business day after delivery to the courier, or, if mailed, two business days after the date of mailing, as follows:

            If to the Company, to:

                          Vector Intersect Security Acquisition Corp.
                          65 Challenger Road
                          Ridgefield Park, NJ 07660
                          Attn: Yaron Eitan, Chief Executive Officer and
                          President

                          If to an Initial Stockholder, to his address
                          set forth in Exhibit A.

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            and if to the Escrow Agent, to:

                          American Stock Transfer & Trust Company
                          59 Maiden Lane
                          New York, New York 10038
                          Attn:  ___________

            A copy of any notice sent hereunder shall be sent to:

                          Loeb & Loeb LLP
                          345 Park Avenue
                          New York, New York 10154
                          Attn: Mitchell S. Nussbaum, Esq.

            and:

                          Rodman & Renshaw LLC
                          1270 Avenue of the Americas
                          New York, New York 10020
                          Attn: Thomas Pinou, Chief Financial Officer

                          and:

                          Morse Zelnick Rose & Lander LLP
                          405 Park Avenue
                          Suite 1401
                          New York, New York 10022
                          Attn: Kenneth S. Rose, Esq.

            The parties may change the persons and addresses to which the notices or other communications are to be sent by giving written notice to any such change in the manner provided herein for giving notice.

            6.7.  Liquidation of Company. The Company shall give the Escrow
Agent written notification of the liquidation and dissolution of the Company in the event that the Company fails to consummate a Business Combination within the time period(s) specified in the Registration Statement.

              - Signature page of the Company immediately follows -

                                        6

      WITNESS the execution of this Agreement as of the date first above written.

                          VECTOR INTERSECT SECURITY ACQUISITION CORP.

                          By: _________________________________________________
                                 Yaron Eitan,
                                 Chief Executive Officer and President

         - Signature page of Initial Stockholders immediately follows -

                                        7

      WITNESS the execution of this Agreement as of the date first above written.

                              INITIAL STOCKHOLDERS:

                              _______________________

                              _______________________

                              _______________________

                              _______________________

                              _______________________

                              _______________________

                              _______________________

                              _______________________

                              _______________________

                              _______________________

                              _______________________

                              _______________________

             - Signature page of Escrow Agent immediately follows -

                                        8

      WITNESS the execution of this Agreement as of the date first above written.

                              AMERICAN STOCK TRANSFER
                              & TRUST COMPANY, as Escrow Agent

                              By:________________________________
                                     Name:
                                     Title:

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                                   SCHEDULE A

Name and Address of        Number             Stock                 Date of
Initial Stockholder      of Shares      Certificate Number      Insider Letter
-------------------      ---------      ------------------      --------------

                                       10

                                    EXHIBIT A

                                Escrow Agent Fees

[To be determined]

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